Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2006

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            21228

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             3926
	    Class C             8171
	    Class Y		2201


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 25.75

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 22.64
	    Class C           $ 23.63
	    Class Y           $ 26.48


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  301

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  277
	    Class C	      $   67
	    Class Y	      $    2

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.09

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.07
    	    Class C	      $ 0.07
	    Class Y	      $ 0.09

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             3590

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        3726
	    Class C             1118
	    Class Y		  15


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.47

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.46
	    Class C           $ 5.47
	    Class Y           $ 5.51


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 9004

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  640
	    Class C	      $  123

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.02

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.02
    	    Class C	      $ 0.02

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      508223

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            32760
	    Class C             8178

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14963

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 3347
	    Class C              2197
	    Class Y		  244


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 42.95

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 39.16
	    Class C           $ 39.80
	    Class Y           $ 43.69


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1506

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  253
	    Class C	      $  228
	    Class Y	      $  262

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.17

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.11
    	    Class C	      $ 0.11
	    Class Y	      $ 0.19

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             9493

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        2132
	    Class C             2220
	    Class Y		1416

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 29.40

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 29.05
	    Class C           $ 29.46
	    Class Y           $ 29.53


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  1841

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   187
	    Class C	      $   246
	    Class Y	      $   449

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.19

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.10
    	    Class C	      $ 0.10
	    Class Y	      $ 0.23

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            10008

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             1607
	    Class C             2276
	    Class Y		1984

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 45.09

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 44.78
	    Class C           $ 45.13
	    Class Y           $ 45.46